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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM  8-K



                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                         Date of Report - April 5, 2000



                       ENVIRONMENTAL ELEMENTS CORPORATION

             (Exact name of registrant as specified in its charter)


                                    1-10955

                            (Commission File Number)


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
                         DELAWARE                                                          52-1303748

(State or other jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)
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             3700 Koppers St., Baltimore, Maryland             21227

           (Address of Principal Executive Offices)          (Zip Code)



                                 410-368-7000

             (Registrant's telephone number, including area code)



                                Not Applicable

     (Former name, address, and fiscal year, if changed since last report)
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Item 5. Other Events
--------------------

     On March 28, 2000, Environmental Elements Corporation announced that it began restructuring to enhance its services and technology focus. Thirty staff positions are being eliminated and will result in a one-time charge of $950,000 for severance and early retirement costs and a $500,000 charge for contract claims. S. M. Dunseith, Chief Operating Officer, will be leaving the company concurrently with these organizational changes.

     The Company's press release announcing the restructuring plan and Mr. Dunseith's resignation is filed as an exhibit to this Current Report on Form 8-K.



Item 7. Exhibits
----------------


99.1      Press release issued March 28, 2000



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                                  Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ENVIRONMENTAL ELEMENTS CORPORATION
                                                     (Registrant)


                                                 /s/ James B. Sinclair
                                                 _________________________
                                                 James B. Sinclair
                                                 Senior Vice President and
                                                 Chief Financial Officer


 Date: April 5, 2000


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                                 EXHIBIT INDEX



Exhibit Number                        Description
--------------                        -----------

    99.1                   Press Release issued March 28, 2000




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